Exhibit 99.1

TransDigm Group Announces Proposed Private Offering of

Senior Subordinated Notes

CLEVELAND, Oct. 29, 2019 / PRNewswire / — TransDigm Group Incorporated (“TransDigm Group”) (NYSE: TDG) announced today that its wholly-owned subsidiary, TransDigm Inc., is planning, subject to market and other conditions, to offer senior subordinated notes (the “Notes”) in a private offering that will be exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). It is expected that the Notes will be guaranteed, with certain exceptions, by TransDigm Group, TransDigm UK Holdings plc and all of TransDigm Inc.’s existing and future U.S. subsidiaries on a senior subordinated basis.

TransDigm Group intends to use a portion of the net proceeds from the offering of the Notes to redeem all of its outstanding 6.000% senior subordinated notes due 2022. The remaining net proceeds will be used for general corporate purposes, which may include potential future acquisitions, dividends or repurchases under its stock repurchase program.

This is not an offer to sell or the solicitation of an offer to buy any securities. The Notes and related guarantees are being offered only to qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act, applicable state securities or blue sky laws and foreign securities laws.

About TransDigm Group

TransDigm Group, through its wholly-owned subsidiaries, is a leading global designer, producer and supplier of highly engineered aircraft components for use on nearly all commercial and military aircraft in service today. Major product offerings, substantially all of which are ultimately provided to end-users in the aerospace industry, include mechanical/electro-mechanical actuators and controls, ignition systems and engine technology, specialized pumps and valves, power conditioning devices, specialized AC/DC electric motors and generators, NiCad batteries and chargers, engineered latching and locking devices, rods and locking devices, engineered connectors and elastomers, databus and power controls, cockpit security components and systems, specialized cockpit displays, aircraft audio systems, specialized lavatory components, seat belts and safety restraints, engineered interior surfaces and related components, advanced sensor products, switches and relay panels, advanced displays, thermal protection and insulation, lighting and control technology, military personnel parachutes, high performance hoists, winches and lifting devices, and cargo loading, handling and delivery systems.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risks and uncertainties that could cause TransDigm Group’s actual results to differ materially from those expressed or implied in any forward-looking statements made by, or on behalf of, TransDigm Group. These risks and uncertainties include but are not limited to: the ability to successfully complete the offering of the Notes; the sensitivity of TransDigm Group’s business to the number of flight hours that TransDigm Group’s customers’ planes spend aloft and TransDigm Group’s customers’ profitability, both of which are affected by general economic conditions; future geopolitical or other worldwide events; cyber-security threats and natural disasters; TransDigm Group’s reliance on certain customers; the U.S. defense budget and risks associated with being a government supplier; failure to maintain government or industry approvals; failure to complete dispositions or acquisitions or successfully integrate acquisitions, including TransDigm Group’s acquisition of Esterline; TransDigm Group’s indebtedness; potential environmental liabilities; liabilities arising in connection with litigation; increases in raw material costs, taxes and labor costs that cannot be recovered in product pricing; risks and costs associated with TransDigm Group’s international sales and operations; and other factors. Further information regarding the important factors that could cause actual results to differ materially from projected results can be found in TransDigm Group’s Annual Report on Form 10-K and other reports that TransDigm Group or its subsidiaries have filed with the Securities and Exchange Commission. Except as required by law, TransDigm Group undertakes no obligation to revise or update any forward-looking statements contained in this press release.

Contact:	Investor Relations
216-706-2945 ir@transdigm.com